Offerings - Offering: 1	Apr. 29, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Security
Amount Registered | shares	7,835
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 7,835,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 1,199.54
Offering Note	Fee Rule 457(r)